Exhibit 10.4

EXECUTION VERSION

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of April 15, 2014, among MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), MOMENTIVE PERFORMANCE MATERIALS GMBH, a company organized under the laws of Germany (the “Germany Silicone Borrower”), MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH, a company organized under the laws of Germany (the “Germany Quartz Borrower”), MOMENTIVE PERFORMANCE MATERIALS NOVA SCOTIA ULC, an unlimited company incorporated under the laws of the Province of Nova Scotia, Canada (the “Canadian Borrower”; the Canadian Borrower, the Germany Silicone Borrower, the Germany Quartz Borrower and the U.S. Borrower, each, a “Borrower” and collectively, the “Borrowers”), each other Subsidiary of Holdings identified on the signature pages hereto (each, a “Subsidiary Party”; each Subsidiary Party, Holdings, Intermediate Holdings and the Borrowers, the “Reaffirming Parties”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent and Collateral Agent under the DIP ABL Credit Agreement referred to below.

WHEREAS Holdings, Intermediate Holdings, the Borrowers, the Lenders party thereto and JPMCB, as Administrative Agent, have entered into the Senior Secured Debtor-In-Possession and Exit Amended and Restated Asset-Based Revolving Credit Agreement, dated as of the date hereof (the “DIP ABL Credit Agreement”), which amends and restates the Asset-Based Revolving Credit Agreement, dated as of April 24, 2013 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among Holdings, Intermediate Holdings, the Borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., Credit Suisse AG, Deutsche Bank Securities Inc., Goldman Sachs Bank USA and UBS Securities LLC as documentation agents and JPMorgan Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA and UBS Securities LLC as joint lead arrangers and joint bookrunners and;

WHEREAS each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the DIP ABL Credit Agreement);

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the DIP ABL Credit Agreement becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the DIP ABL Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

Reaffirmation/Amendment

SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby consents to the DIP ABL Credit Agreement and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, hypothecs, grants of security interests and other agreements, as applicable, under each of the Security Documents to which it is party, (iii) agrees that notwithstanding the effectiveness of the DIP ABL Credit Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges, hypothecs, grants of security interests and other agreements shall remain continuous and unaffected in accordance with the provisions of the Security Documents, shall continue to be in full force and effect and, other than in respect of the Security Documents governed by Dutch law and Japanese law (which shall accrue to the benefit of the Administrative Agent), shall accrue to the benefit of the Lenders under the DIP ABL Credit Agreement and the obligations secured thereunder will be the obligations defined as such in the Security Documents as those obligations have been amended pursuant to the DIP ABL Credit Agreement and (iv) acknowledges that the pledges and security interests granted by each Domestic Loan Party under each Security Document to which it is a party shall have the priority and rights set forth in DIP Orders. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings, Intermediate Holdings and the Borrowers with Section 5.10 of the DIP ABL Credit Agreement and hereby reaffirms its obligations under each similar provision of each Security Document to which it is party.

(b) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrowers hereby confirms and agrees that the outstanding Loans and Letters of Credit have constituted and continue to constitute, Loan Document Obligations (as defined in the Guarantee Agreement).

SECTION 1.02. Amendment. On and after the effectiveness of the DIP ABL Credit Agreement, (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the DIP ABL Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time, and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the DIP ABL Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

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ARTICLE II.

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01. Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction outside the United States).

SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 2.03. Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

ARTICLE III.

Miscellaneous

SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the DIP ABL Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the applicable Reaffirming Party under the DIP ABL Credit Agreement.

SECTION 3.02. Expenses. The parties hereto acknowledge and agree that JPMCB and the Lenders shall be entitled to reimbursement of expenses as to the extent provided in Section 9.05 of the DIP ABL Credit Agreement.

SECTION 3.03. Security Document. This Agreement is a Security Document executed pursuant to the DIP ABL Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms of the DIP ABL Credit Agreement.

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SECTION 3.04. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 3.05. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.06. Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

SECTION 3.07. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.08. Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE DIP ABL CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 3.09. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the DIP ABL Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the DIP ABL Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, Intermediate Holdings, any Borrower or any Subsidiary Loan Party under any Security Document from any of its obligations and liabilities as “Holdings”, “Intermediate Holdings”, a “Borrower”, the “U.S. Borrower”, a “German Borrower”, the “Canadian Borrower” or a “Subsidiary Loan Party” under the Existing Credit Agreement or the other Security Documents. Each of the Existing Credit Agreement and the other Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the DIP ABL Credit Agreement or in connection herewith and therewith.

SECTION 3.10. Limitation. With respect to any foreign Security Documents and any Foreign Collateral Agreements, notwithstanding anything herein to the contrary, the terms and provisions of this Agreement shall apply only to the extent permitted under the governing law of the applicable foreign Security Document or Foreign Collateral Agreement. If any

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provision of this Agreement limits, qualifies or conflicts with a provision of any foreign Security Document or Foreign Collateral Agreement, the applicable provision of such foreign Security Document or Foreign Collateral Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement as of the day and year first above written.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Executive Vice President and Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS INC.

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President and Treasurer

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President, Chief Financial Officer and Treasurer

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President and Treasurer

MPM SILICONES, LLC

By:	Momentive Performance Materials USA Inc., its sole member

	By:	/s/ George F. Knight
	Name:	George F. Knight
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Reaffirmation Agreement]

JUNIPER BOND HOLDINGS I LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

JUNIPER BOND HOLDINGS II LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

JUNIPER BOND HOLDINGS III LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

JUNIPER BOND HOLDINGS IV LLC

By:	Momentive Performance Materials Inc., its sole member

	By:	/s/ William H. Carter
	Name:	William H. Carter
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS NOVA SCOTIA ULC

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	President and Chief Executive Officer

[Signature Page to Reaffirmation Agreement]

MOMENTIVE PERFORMANCE MATERIALS GMBH

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Geschäftsführer/General Manager

MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Geschäftsführer/General Manager

MOMENTIVE PERFORMANCE MATERIALS LTD.

By:	/s/ George F. Knight
Name:	George F. Knight
Title:	Managing Director

[Signature Page to Reaffirmation Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Charles O. Freedgood
Name:	Charles O. Freedgood
Title:	Managing Director

[Signature Page to Reaffirmation Agreement]